© Copyright 2023 9-27-2024 Page 1 AMENDMENT TO THE FIRST BUSEY CORPORATION PROFIT SHARING PLAN AND TRUST (“the Plan”) WHEREAS, First Busey Corporation (the “Employer”) maintains the First Busey Corporation Profit Sharing Plan and Trust (the “Plan”) for its employees; WHEREAS, First Busey Corporation has decided that it is in its best interest to amend the Plan; WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the First Busey Corporation Profit Sharing Plan and Trust Adoption Agreement. NOW THEREFORE BE IT RESOLVED, that the First Busey Corporation Profit Sharing Plan and Trust Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 9-27-2024. 1. The Adoption Agreement is amended to read: 9-6 SPECIAL RULES. (a) Availability of Involuntary Cash-Out Distributions. A Participant who terminates employment with a vested Account Balance of $5,000 or less will receive an Involuntary Cash-Out Distribution, subject to the Automatic Rollover provisions under Section 8.06 of the Plan. Alternatively, an Involuntary Cash-Out Distribution will be made to the following terminated Participants:  (1) No Involuntary Cash-Out Distributions. The Plan does not provide for Involuntary Cash-Out Distributions. A terminated Participant must consent to any distribution from the Plan. (See Section 14.03(b) of the Plan for special rules upon Plan termination.)  (2) Lower Involuntary Cash-Out Distribution threshold. A terminated Participant will receive an Involuntary Cash-Out Distribution only if the Participant’s vested Account Balance is less than or equal to:  (i) $1,000  (ii) $ (must be less than $5,000) (b) Application of Automatic Rollover rules. The Automatic Rollover rules described in Section 8.06 of the Plan do not apply to any Involuntary Cash-Out Distribution below $1,000 (to the extent available under the Plan). To override this default provision, check below.  (1) The Automatic Rollover provisions under Section 8.06 of the Plan apply to all Involuntary Cash-Out Distributions (including those below $1,000).  (2) The Automatic Rollover provisions under Section 8.06 of the Plan do not apply to Involuntary Cash-Out Distributions below $ (must be between $0 and $1,000). (c) Treatment of Rollover Contributions. Unless elected otherwise under this subsection (c), Rollover Contributions will be included in determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold for purposes of applying the distribution rules under this AA §9 and Section 8.04(b) of the Plan. To exclude Rollover Contributions for purposes of applying the Plan’s distribution rules, check below.  In determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold, Rollover Contributions will be excluded. [Note: This subsection (c) should not be checked if a lower Involuntary Cash-Out Distribution is selected in subsection (a) above in order to avoid the Automatic Rollover provisions described in Section 8.06 of the Plan.] (d) Distribution upon attainment of stated age. The Participant consent requirements under Section 8.04 of the Plan apply for distributions occurring prior to attainment of the Participant’s Required Beginning Date. To allow for involuntary distribution upon attainment of Normal Retirement Age (or age 62, if later), check below.  Subject to the spousal consent requirements under Section 9.04 of the Plan, a distribution from the Plan will be made to a terminated Participant without the Participant’s consent, regardless of the value of such Participant’s vested Account Balance, upon attainment of Normal Retirement Age (or age 62, if later).

© Copyright 2023 9-27-2024 Page 2 (e) In-kind distributions. Section 8.02(b) of the Plan allows the Plan Administrator to authorize an in-kind distribution of property, including Qualifying Employer Securities and Qualifying Employer Real Property, to the extent the Plan holds such property. To modify this default rule, check below.  A Participant may not receive an in-kind distribution in the form of property or securities, even if the Plan holds such property on behalf of any Participant. 2. The Adoption Agreement is amended to read:  A-11 Distribution provisions. The distribution provisions under AA §9 are effective as follows: In-kind distributions are only allowed for Retained Busey Shares.

© Copyright 2023 9-27-2024 Page 3 EMPLOYER SIGNATURE PAGE PURPOSE OF EXECUTION. This Signature Page is being executed for First Busey Corporation Profit Sharing Plan and Trust to effect:  (a) The adoption of a new plan, effective . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]  (b) The restatement of an existing plan in order to comply with the requirements for Cycle 3 Pre-Approved Plans, pursuant to Rev. Proc. 2017-41. (1) Effective date of restatement: . [Note: Date can be no earlier than the first day of the Plan Year in which the restatement is adopted.] (2) Name of plan(s) being restated: (3) The original effective date of the plan(s) being restated:  (c) An amendment or restatement of the Plan (other than to comply with the requirements for Cycle 3 Pre-Approved Plans under Rev. Proc. 2017-41). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement. (1) Effective Date(s) of amendment/restatement: 9-27-2024 (2) Name of plan being amended/restated: First Busey Corporation Profit Sharing Plan and Trust (3) The original effective date of the plan being amended/restated: 1-1-1984 (4) If Plan is being amended, identify the Adoption Agreement section(s) being amended: PRE-APPROVED PLAN PROVIDER INFORMATION. The Pre-Approved Plan Provider (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Pre-Approved Plan Provider (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the IRS Opinion Letter to the Pre-Approved Plan Provider (or authorized representative) at the following location: Name of Pre-Approved Plan Provider (or authorized representative): EPIC Retirement Plan Services Address: 150 State Street Suite 200 Rochester, NY 14614 Telephone number: 585 232 9060 IMPORTANT INFORMATION ABOUT THIS PRE-APPROVED PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the Internal Revenue Service to the Pre-Approved Plan Provider as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2017-41. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2017-41. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer may need to apply to the Internal Revenue Service for a determination letter. By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01. The Employer understands that the Pre-Approved Plan Provider has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement. First Busey Corporation (Name of Employer) Van Dukeman (Name of authorized representative) (Title) (Signature) (Date)

ACTION BY THE BOARD OF DIRECTORS AMENDMENT OF QUALIFIED RETIREMENT PLAN The undersigned, on behalf of the Board of Directors, hereby certifies that at a meeting of the Board of Directors of First Busey Corporation (“Employer”), the following resolutions were approved: WHEREAS, the Employer has maintained the First Busey Corporation Profit Sharing Plan and Trust (“Plan”) since 1-1-1984 for the benefit of eligible employees; WHEREAS, the Employer has decided to amend the above-referenced Plan; WHEREAS, the Board of Directors has reviewed and evaluated the proposed amendment(s) to the Plan; and WHEREAS, the Plan document authorizes the Employer to amend the selections under the Adoption Agreement. NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors has hereby approved the proposed amendment(s) to the First Busey Corporation Profit Sharing Plan and Trust and authorizes the Employer to adopt the amendment, to be effective on 9-27-2024; RESOLVED FURTHER that the undersigned members of the Board of Directors authorize the execution of the Plan amendment and authorize the performance of any other actions necessary to implement the adoption of the Plan amendment. The members of the Board of Directors may designate any members of the Board of Directors (or other authorized person) to execute the Plan amendment and perform the necessary actions to adopt the amendment. The Employer will maintain a copy of the amendment to the Plan, as approved by the members of the Board of Directors, in its files; and RESOLVED FURTHER, if the Plan amendment modified the provisions of the Summary Plan Description, Plan participants will receive a Summary of Material Modifications summarizing the changes under the Plan amendment. The undersigned hereby certifies that he/she is an Authorized Representative of the Employer and that the foregoing is a true record of a resolution duly adopted at a meeting of the Board of Directors, and that said meeting was held in accordance with state law and the Bylaws of the above-named Employer. IN WITNESS WHEREOF, I have executed my name below as an Authorized Representative of the Employer. Authorized Representative / Date